As filed with the Securities and Exchange Commission on September 30, 2004

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

NEW CENTURY REIT, INC.

(Exact name of registrant as specified in its charter)

Maryland	6162	56-2451736
(State of other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

18400 Von Karman Avenue, Suite 1000

Irvine, California 92612

(949) 440-7030

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Brad A. Morrice

President and Chief Operating Officer

New Century REIT, Inc.

18400 Von Karman Avenue, Suite 1000

Irvine, California 92612

(949) 440-7030

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Peter T. Healy, Esq.

O’Melveny & Myers LLP

275 Battery Street, 26th Floor

San Francisco, California 94111

(415) 984-8700

Approximate date of commencement of proposed sale to the public:  As soon as practicable after this registration statement is declared effective and all conditions to the proposed transaction have been satisfied or waived.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box:  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering:  ☒ 333-114709

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering:  ☐

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Amount to be registered (1)	Proposed maximum offering price per unit (2)	Proposed maximum aggregate offering price(2)	Amount of registration fee
Common Stock, par value $0.01 per share	213,078	$59.68	$12,716,495	$1,612

(1)	Excludes 33,881,673 shares previously registered pursuant to this registration statement on Form S-4 filed with the Commission on April 22, 2004. A registration fee of $190,386.03 was paid on April 22, 2004 to register such shares. An additional 213,078 shares are being registered pursuant hereto and a filing fee of $1,612 is being paid with respect to such shares.
(2)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(f) promulgated under the Securities Act of 1933, as amended, or the Securities Act. Pursuant to Rule 457(f)(1) under the Securities Act, the proposed maximum aggregate offering price of New Century REIT, Inc., or New Century REIT, common stock as calculated in accordance with Rule 457(c) under the Securities Act is equal to (i) the additional number of shares of New Century REIT common stock registered hereunder, multiplied by (ii) $59.68, the average of the high and low prices per share of New Century Financial Corporation, or New Century Financial, common stock, par value $0.01 per share, as reported on the Nasdaq National Market on September 29, 2004. Pursuant to the merger, each outstanding share of New Century Financial common stock will be converted into the right to receive one share of New Century REIT common stock.
(3)	Calculated under Section 6(b) of the Securities Act, based upon a registration fee rate of $126.70 per $1.0 million of proposed maximum aggregate offering price.

This registration statement shall become effective upon filing with the Commission in accordance with Rule 462(b) under the Securities Act of 1933, as amended.

The Exhibit Index begins on page 4.

EXPLANATORY NOTE

This registration statement is being filed with the Securities and Exchange Commission pursuant to Rule 462(b) under the Securities Act solely to register additional securities of the same class as were included in our registration statement on Form S-4 (File No. 333-114709), as amended, which was declared effective by the Securities and Exchange Commission on August 13, 2004. The contents of such registration statement, including all amendments and exhibits thereto and all information incorporated by reference therein, other than the exhibits included herein, are hereby incorporated by reference in their entirety into this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, New Century REIT, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvine, State of California, on this 30th day of September, 2004.

NEW CENTURY REIT, INC.

By:	/s/ ROBERT K. COLE
Robert K. Cole Chairman of the Board and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ BRAD A. MORRICE Brad A. Morrice	Vice Chairman, President and Chief Operating Officer	September 30, 2004

/s/ PATTI M. DODGE Patti M. Dodge	Chief Financial Officer (Principal Financial and Accounting Officer)	September 30, 2004

/s/ ROBERT K. COLE Robert K. Cole	Chairman of the Board and Chief Executive Officer (Principal Executive Officer)	September 30, 2004

/S/ EDWARD F. GOTSCHALL Edward F. Gotschall	Vice Chairman-Finance and Director	September 30, 2004

* Harold A. Black	Director	September 30, 2004

* Fredric J. Forster	Director	September 30, 2004

* Donald E. Lange	Director	September 30, 2004

* William J. Popejoy	Director	September 30, 2004

* Michael M. Sachs	Director	September 30, 2004

* Terrence P. Sandvik	Director	September 30, 2004

* Richard A. Zona	Director	September 30, 2004

*By:	/S/ ROBERT K. COLE
Attorney-in-fact

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of April 21, 2004, by and among New Century Financial, Registrant and NC Merger Sub, Inc. (incorporated by reference from Annex A to the proxy statement/prospectus that is part of the Registrant’s Registration Statement on Form S-4, as amended (File No. 333-114709)).

3.1	Articles of Incorporation of Registrant (to be renamed New Century Financial Corporation in connection with the REIT conversion) dated April 12, 2004.(24)

3.2	Form of Articles of Amendment and Restatement of Registrant (to be renamed New Century Financial Corporation in connection with the REIT conversion) to be in effect as of the effective time of the merger (incorporated by reference from Annex B to the proxy statement/prospectus that is part of the Registrant’s Registration Statement on Form S-4, as amended (File No. 333-114709)).

3.3	Bylaws of Registrant (to be renamed New Century Financial Corporation in connection with the REIT conversion).(24)

3.4	Form of Amended and Restated Bylaws of Registrant (to be renamed New Century Financial Corporation in connection with the REIT conversion) to be in effect as of the effective time of the merger (incorporated by reference from Annex C to the proxy statement/prospectus that is part of the Registrant’s Registration Statement on Form S-4, as amended (File No. 333-114709)).

4.1	Specimen Certificate for Registrant’s Common Stock.(36)

5.1	Opinion of Ballard Spahr Andrews & Ingersoll LLP regarding the legality of the securities being registered.

8.1	Opinion of O’Melveny & Myers LLP regarding certain tax matters.

8.2	Opinion of O’Melveny & Myers LLP regarding certain tax matters.

10.1	Registration Rights Agreement, dated May 30, 1997, by and between New Century Financial Corporation and certain of its stockholders.(1)

10.2	Industrial Lease, dated October 11, 1999, between New Century Financial Corporation and the Irvine Company.(3)

10.3	Master Loan & Security Agreement, among New Century Mortgage Corporation, NC Capital Corporation and Salomon Brothers Realty Corp., dated April 1, 2000. (2)

(a) Amendment No. 1 to the Master Loan and Security Agreement, dated as of March 30, 2001, among New Century Mortgage Corporation, NC Capital Corporation and Salomon Brothers Realty Corp.(5)

(b) Amendment No. 2 to the Master Loan and Security Agreement, dated as of May 1, 2001, among New Century Mortgage Corporation, NC Capital Corporation and Salomon Brothers Realty Corp.(5)

(c) Amendment No. 3 to the Master Loan & Security Agreement, dated as of November 13, 2002, among New Century Mortgage Corporation, NC Capital Corporation and Salomon Brothers Realty Corp.(13)

(d) Amendment No. 4 to the Master Loan and Security Agreement, dated December 23, 2002, among New Century Mortgage Corporation, NC Capital Corporation and Salomon Brothers Realty Corp.(13)

(e) Amendment No. 5 to the Master Loan and Security Agreement, dated May 13, 2003, among New Century Mortgage Corporation, NC Capital Corporation and Salomon Brothers Realty Corp.(15)

Exhibit Number	Description

(f) Amendment Number Six to the Master Loan and Security Agreement, dated as of December 29, 2003, among New Century Mortgage Corporation, NC Capital Corporation and Citigroup Global Markets Realty Corp., as successor to Salomon Brothers Realty Corp.(22)

(g) Amendment Number Seven to the Master Loan and Security Agreement, dated as of April 19, 2004, among New Century Mortgage Corporation, NC Capital Corporation and Citigroup Global Markets Realty Corp., as successor to Salomon Brothers Realty Corp. (25)

10.4	Limited Guaranty, dated as of April 1, 2000, by New Century Mortgage Corporation in favor of Salomon Brothers Realty Corp. and Salomon Smith Barney Inc.(16)

10.5	Servicing Rights Purchase Agreement, dated February 28, 2001, among Ocean Federal Bank FSB and New Century Mortgage Corporation.(4)

10.6	Fifth Amended and Restated Credit Agreement, dated May 23, 2001, between New Century Financial and U.S. Bank National Association.(6)

(a) First Amendment to the Fifth Amended and Restated Credit Agreement, dated January 11, 2002, between New Century Mortgage Corporation, NC Capital Corporation and U.S. Bank National Association.(8)

(b) Second Amendment to Fifth Amended and Restated Credit Agreement, dated as of March 25, 2002, among New Century Mortgage Corporation, NC Capital Corporation and U.S. Bank National Association.(9)

10.7	Master Repurchase Agreement, dated July 19, 2001, among CDC Mortgage Capital Inc., New Century Mortgage Corporation and NC Capital Corporation.(6)

(a) Amendment No. 1 to Master Repurchase Agreement, dated August 31, 2001, among CDC Mortgage Capital, Inc., New Century Mortgage Corporation and NC Capital Corporation.(7)

(b) Amendment No. 2 to the Master Repurchase Agreement, dated as of December 2001, among CDC Mortgage Capital Inc., New Century Mortgage Corporation and NC Capital Corporation.(8)

(c) Amendment No. 3 to the Master Repurchase Agreement, dated as of February 22, 2002, among CDC Mortgage Capital Inc., New Century Mortgage Corporation and NC Capital Corporation.(8)

(d) Amendment No. 4 to the Master Repurchase Agreement, dated as of March 15, 2002, among New Century Mortgage Corporation, NC Capital Corporation and CDC Mortgage Capital, Inc.(9)

10.8	Guarantee, dated as of July 19, 2001, by New Century Financial Corporation in favor of CDC Mortgage Capital Inc.(16)

10.9	Letter Agreement, dated as of April 28, 2004, among CDC Mortgage Capital Inc., New Century Mortgage Corporation and NC Capital Corporation.(25)

10.10	Letter Agreement, dated as of May 14, 2004, among New Century Financial, New Century Mortgage Corporation , NC Capital Corporation and CDC Mortgage Capital Inc.(26)

10.11	Letter Agreement, dated as of August 11, 2004, among New Century Mortgage Corporation, NC Capital Corporation and CDC Mortgage Capital Inc.(38)

10.12	Letter Agreement, dated as of August 30, 2004, among New Century Mortgage Corporation, NC Capital Corporation and CDC Mortgage Capital Inc.(39)

10.13	Amended and Restated Master Loan and Security Agreement, dated December 1, 2001, between NC Capital Corporation and Morgan Stanley Dean Witter Mortgage Capital Inc.(8)

(a) Amendment No. 1 to the Amended and Restated Master Loan and Security Agreement, dated February 15, 2002, among NC Capital Corporation and Morgan Stanley Dean Witter Mortgage Capital Inc.(8)

(b) Amendment No. 2 to Amended and Restated Master Loan and Security Agreement, dated as of May 9, 2002, between NC Capital Corporation and Morgan Stanley Dean Witter Mortgage Capital Inc.(11)

Exhibit Number	Description

(c) Amendment No. 3 to Amended and Restated Master Loan and Security Agreement, dated as of June 20, 2002, between NC Capital Corporation and Morgan Stanley Dean Witter Mortgage Capital Inc.(12)

(d) Amendment No. 4 to Amended and Restated Master Loan and Security Agreement, dated as of August 15, 2002, between NC Capital Corporation and Morgan Stanley Dean Witter Mortgage Capital Inc.(12)

10.14	Letter Agreement, dated January 1, 2002, between NC Capital Corporation, New Century Mortgage Corporation and Salomon Brothers Realty Corp.(8)

(a) Amendment No. 1 to the Letter Agreement, dated December 23, 2002, among NC Capital Corporation, New Century Mortgage Corporation and Salomon Brothers Realty Corp. (13)

(b) Amendment No. 2 to the Letter Agreement dated, as of April 30, 2003, among NC Capital Corporation, New Century Mortgage Corporation and Salomon Brothers Realty Corp.(14)

(c) Amendment Number Three to Letter Agreement, dated September 16, 2003, among NC Capital Corporation, New Century Mortgage Corporation and Citigroup Global Markets Realty Corp., as successor to Salomon Brothers Realty Corp. (19)

(d) Amendment Number Four to the Letter Agreement, dated as of December 29, 2003, among New Century Mortgage Corporation, NC Capital Corporation and Citigroup Global Markets Realty Corp., as successor to Salomon Brothers Realty Corp.(22)

(e) Amendment Number Six to the Letter Agreement dated as of June 25, 2004, among New Century Mortgage Corporation, NC Capital Corporation and Citigroup Global Markets Realty Corp., as successor to Salomon Brothers Realty Corp. (31)

10.15	Limited Guaranty, dated as of January 1, 2002, by New Century Mortgage Corporation in favor of Salomon Brothers Realty Corp. and Salomon Smith Barney Inc.(16)

10.16	Master Contribution Agreement, dated as of May 13, 2002, between New Century Mortgage Corporation and New Century Funding A.(10)

10.17	Amended and Restated Master Repurchase Agreement, dated as of May 21, 2004, between New Century Funding A and Bank of America, N.A.(32)

10.18	Amended and Restated Guaranty and Pledge Agreement, dated as of May 21, 2004, among New Century Financial Corporation, New Century Mortgage Corporation and Bank of America, N.A.(32)

10.19	Amended and Restated Master Repurchase Agreement, dated as of May 10, 2002, among CDC Mortgage Capital, Inc., New Century Mortgage Corporation and NC Capital Corporation.(10)

(a) Amendment No. 1 to the Amended and Restated Master Repurchase Agreement, dated as of July 26, 2002, among CDC Mortgage Capital Inc., New Century Mortgage Corporation and NC Capital Corporation.(12)

(b) Amendment No. 2 to the Amended and Restated Master Repurchase Agreement, dated as of August 5, 2002, among CDC Mortgage Capital Inc., New Century Mortgage Corporation and NC Capital Corporation.(12)

(c) Amendment No. 3 to the Amended and Restated Master Repurchase Agreement, dated March 14, 2003, among CDC Mortgage Capital Inc., New Century Mortgage Corporation and NC Capital Corporation.(13)

10.20	Committed Note Purchase Agreement and Security Agreement, dated as of May 10, 2002, among New Century Funding I, UBS Warburg Real Estate Securities Inc. and each person party thereto as a Purchaser or a Noteholder from time to time.(10)

Exhibit Number	Description

(a) Amendment No. 1 to the Committed Note Purchase and Security Agreement, dated as of June 15, 2002, among New Century Funding I, UBS Warburg Real Estate Securities Inc. and each person party thereto as a Purchaser or a Noteholder from time to time.(12)

(b) Amendment No. 2 to the Committed Note Purchase and Security Agreement, dated as of November 21, 2002, among New Century Funding I, UBS Warburg Real Estate Securities Inc. and each person party thereto as a Noteholder from time to time.(13)

(c) Amendment No. 3 to Note Purchase Agreement, dated as of June 23, 2003, among New Century Funding I, UBS Warburg Real Estate Securities Inc. and each person party thereto as a Purchaser or a Noteholder from time to time.(16)

(d) Amendment No. 4 to Note Purchase Agreement, dated as of May 14, 2004, among New Century Funding I, UBS Real Estate Securities Inc. (f/k/a UBS Warburg Real Estate Securities Inc.).(27)

(e) Amendment No. 5 to Note Purchase Agreement, dated as of June 11, 2004, among New Century Funding I and UBS Real Estate Securities Inc.(28)

(f) Amendment No. 6 to Note Purchase Agreement, dated June 18, 2004, between New Century Funding I and UBS Real Estate Securities Inc. (f/k/a UBS Warburg Real Estate Securities Inc.)(29)

10.21	Loan Purchase Agreement, dated as of May 10, 2002, among New Century Mortgage Corporation, New Century Financial Corporation and New Century Funding I.(10)

(a) Amendment No. 1 to Loan Purchase Agreement, dated as of November 21, 2002, among New Century Mortgage Corporation, New Century Financial Corporation and New Century Funding I.(13)

(b) Amendment No. 2 to Loan Purchase Agreement, dated as of June 23, 2003, among New Century Mortgage Corporation, New Century Financial Corporation and New Century Funding I.(16)

(c) Amendment No. 3 to Loan Purchase Agreement, dated June 18, 2004, among New Century Funding I, New Century Financial Corporation, New Century Mortgage Corporation and NC Capital Corporation(29)

10.22	Waiver and Consent, dated May 13, 2002, under the Subordinated Loan Agreement between New Century Mortgage Corporation and U.S. Bank National Association dated as of April 28, 2000.(10)

10.23	First Amendment to Lease, dated May 1, 2000, between The Irvine Company Corporation and New Century Financial Corporation.(11)

10.24

Office Lease Agreement, dated April 23, 2002, between Koll Center Irvine Number Two, L.L.C. and New Century Mortgage Corporation.(11)

(a) First Amendment to Office Lease Agreement dated May 12, 2003 by and between Koll Center Irvine Number Two, L.L.C. and New Century Mortgage Corporation.(41)

10.25	Unit Purchase Agreement, dated as of May 24, 2002, among Gary Busacca, Marc Loewenthal, Jeffrey Lemieux, David Logsdon, eGarden, Inc., and New Century Mortgage Corporation.(11)

10.26	Master Repurchase Agreement, dated as of May 30, 2002, between Salomon Brothers Realty and New Century Funding SB-1.(11)

(a) Amendment No. 1 to the Master Repurchase Agreement, dated December 23, 2002, between New Century Funding SB-1 and Salomon Brothers Realty Corp.(13)

(b) Amendment No. 2 to the Master Repurchase Agreement, dated May 13, 2003, between New Century Funding SB-1 and Salomon Brothers Realty Corp.(15)

(c) Amendment Number Three to the Master Repurchase Agreement, dated September 16, 2003, between New Century Funding SB-I and Citigroup Global Markets Realty Corp.(18)

Exhibit Number	Description

(d) Amendment Number Four to the Master Repurchase Agreement, dated as of December 29, 2003, between New Century Funding SB-1 and Citigroup Global Markets Realty Corp., as successor to Salomon Brothers Realty Corp.(22)

(e) Amendment Number Five to the Master Repurchase Agreement, dated as of March 31, 2004, between New Century Funding SB-1 and Citigroup Global Markets Realty Corp., as successor to Salomon Brothers Realty Corp.(25)

(f) Amendment Number Six to the Master Repurchase Agreement, dated as of June 25, 2004, between New Century Funding SB-1 and Citigroup Global Markets Realty Corp., as successor to Salomon Brothers Realty Corp. (31)

10.27	Master Contribution Agreement, dated as of May 30, 2002, between New Century Mortgage and New Century Funding SB-1.(11)

10.28	Guaranty and Pledge Agreement, dated as of May 30, 2002, by New Century Financial Corporation and New Century Mortgage Corporation in favor of Salomon Brothers Realty Corp.(16)

10.29	Lease, dated May 31, 2002, between The Irvine Company and New Century Mortgage Corporation.(11)

10.30	Lease, dated June 17, 2002, between The Irvine Company, New Century Mortgage Corporation and the Anyloan Company.(11)

(a) Second Amendment to Lease, dated June 17, 2002, between The Irvine Company and New Century Financial Corporation.(41)

(b) Third Amendment to Lease, dated September 12, 2002, between The Irvine Company and New Century Financial Corporation.(42)

(c) Fourth Amendment to Lease, dated October 14, 2003, between The Irvine Company and New Century Financial Corporation.(42)

(d) Fifth Amendment to Lease, dated February 5, 2004, between The Irvine Company and New Century Financial Corporation.(42)

(e) Sixth Amendment to Lease, dated September 10, 2004, between New Century Financial Corporation and The Irvine Company.(43)

10.31	First Amendment to lease dated November 5, 2002 by and between The Irvine Company, New Century Mortgage Corporation and the Anyloan Company.(42)

10.32	Office Space Lease, dated June 11, 2002, between National Officer Partners Limited Partnership and New Century Mortgage Corporation.(11)

(a) Amendment to Office Space Lease dated September 17, 2003 by and between National Office Partners Limited Partnership and New Century Mortgage Corporation.(42)

10.33	Master Loan and Security Agreement, dated December 1, 2002, between NC Capital Corporation and Morgan Stanley Mortgage Capital Inc.(13)

(a) Amendment No. 1 to Master Loan and Security Agreement, dated as of March 27, 2003, between NC Capital Corporation and Morgan Stanley Dean Witter Mortgage Capital, Inc.(14)

10.34	Amended and Restated Master Loan and Security Agreement, dated June 20, 2003, among NC Capital Corporation, New Century Mortgage Corporation and Morgan Stanley Mortgage Capital, Inc.(16)

(a) Amendment No. 1 to the Amended and Restated Master Loan and Security Agreement, dated as of September 15, 2003, among NC Capital Corporation, New Century Mortgage Corporation and Morgan Stanley Mortgage Capital, Inc.(17)

Exhibit Number	Description

(b) Amendment No. 2 to the Amended and Restated Master Loan and Security Agreement, dated as of December 11, 2003, among NC Capital Corporation, New Century Mortgage Corporation and Morgan Stanley Mortgage Capital, Inc.(21)

(c) Amendment No. 3 to the Amended and Restated Master Loan and Security Agreement, dated as of January 13, 2004, among NC Capital Corporation, New Century Mortgage Corporation and Morgan Stanley Mortgage Capital Inc.(22)

10.35	Amended and Restated Guaranty, dated as of June 20, 2003, by New Century Financial Corporation in favor of Morgan Stanley Mortgage Capital, Inc.(16)

(a) Amendment No. 1 to the Amended and Restated Guaranty, dated as of September 18, 2003, by New Century Financial Corporation in favor of Morgan Stanley Mortgage Capital Inc.(17)

10.36	Second Amended and Restated Master Repurchase Agreement, dated as of June 23, 2003, among CDC Mortgage Capital Inc., New Century Mortgage Corporation and NC Capital Corporation.(16)

(a) Amendment No. 1 to the Second Amended and Restated Master Repurchase Agreement, dated as of June 30, 2003, among CDC Mortgage Capital Inc., New Century Mortgage Corporation and NC Capital Corporation.(16)

(b) Amendment No. 2 to the Second Amended and Restated Master Repurchase Agreement, dated as of September 3, 2003, among New Century Mortgage Corporation, NC Capital Corporation and CDC Mortgage Capital Inc.(17)

(c) Amendment No. 3 to the Second Amended and Restated Master Loan Purchase Agreement, dated September 30, 2003, among NC Capital Corporation, New Century Mortgage Corporation and CDC Mortgage Capital Inc.(18)

(d) Amendment No. 4 to the Second Amended and Restated Master Loan Purchase Agreement, dated February 12, 2004, among NC Capital Corporation, New Century Mortgage Corporation and CDC Mortgage Capital, Inc.(23)

(e) Letter Agreement, dated as of June 18, 2004, among New Century Mortgage Corporation, NC Capital Corporation and CDC Mortgage Capital Inc.(29)

(f) Letter Agreement, dated as of July 1, 2004, among New Century Mortgage Corporation, NC Capital Corporation and CDC Mortgage Capital Inc.(33)

(g) Letter Agreement, dated as of July 15, 2004, among New Century Mortgage Corporation, NC Capital Corporation and CDC Mortgage Capital Inc.(34)

(h) Letter Agreement, dated as of July 29, 2004, among New Century Mortgage Corporation, NC Capital Corporation and CDC Mortgage Capital Inc.(35)

10.37	Master Loan and Security Agreement, dated June 26, 2003, between New Century Mortgage Corporation and Greenwich Capital Financial Products, Inc.(16)

10.38	Indenture, dated as of July 8, 2003, between New Century Financial Corporation and Wells Fargo Bank, National Association.(20)

10.39	Registration Rights Agreement, dated July 8, 2003, among New Century Financial Corporation, Bear, Stearns & Co. Inc. and the other initial purchasers referred to therein.(16)

10.40	Servicer Advance Financing Facility Agreement, dated as of August 28, 2003, between Citigroup Global Markets Realty Corp. and New Century Mortgage Corporation.(17)

(a) Amendment Number One to the Servicer Advance Financing Facility Agreement, dated as of August 27, 2004, between New Century Mortgage Corporation and Citigroup Global Markets Realty Corp.(39)

Exhibit Number	Description

10.41	Guaranty, dated as of August 28, 2003, by New Century Financial Corporation in favor of Citigroup Global Markets Realty Corp.(17)

10.42	Master Repurchase Agreement, dated September 25, 2003, between NC Capital Corporation and Bear Stearns Mortgage Capital Corporation.(18)

10.43	Guaranty, dated as of September 25, 2003, by New Century Financial Corporation in favor of Bear Stearns Mortgage Capital Corporation.(18)

10.44	Master Repurchase Agreement, dated as of October 31, 2003, by and between Bear Stearns Mortgage Capital Corporation and NC Capital Corporation.(19)

(a) Amendment No. 1 to Master Repurchase Agreement, dated as of January 14, 2004, between Bear Stearns Mortgage Capital Corporation and NC Capital Corporation.(23)

(b) Amendment No. 2 to Master Repurchase Agreement, dated as of June 29, 2004, among NC Capital Corporation, NC Residual II Corporation and Bear Stearns Mortgage Capital Corporation. (31)

10.45	Guaranty, dated as of October 31, 2003, by New Century Financial Corporation in favor of Bear Stearns Mortgage Capital Corporation.(19)

10.46	Guaranty dated as of June 29, 2004, by New Century Financial Corporation in favor of Bear Stearns Mortgage Capital Corporation.(31)

10.47	Mortgage Loan Purchase and Servicing Agreement, dated as of September 5, 2003, between Von Karman Funding, LLC and New Century Mortgage Corporation.(19)

10.48	Security Agreement, dated as of September 5, 2003, between Von Karman Funding LLC and Deutsche Bank Trust Company Americas.(19)

10.49	Guaranty, dated as of September 5, 2003, by New Century Financial Corporation in favor of Citibank, N.A.(19)

10.50	Confirmation, dated as of September 5, 2003, between Von Karman Funding LLC and Citibank, N.A.(19)

10.51	Schedule to the Master Agreement, dated as of September 5, 2003, between Citibank, N.A. and Von Karman Funding LLC.(19)

10.52	Confirmation for Swap Transaction under Existing 1992 Master Agreement, dated as of September 5, 2003, between NC Capital Corporation and Citibank, N.A.(19)

10.53	Schedule to the ISDA Master Agreement, dated as of September 5, 2003, between Citibank, N.A. and NC Capital Corporation.(19)

10.54	Master Repurchase Agreement, dated as of December 2, 2003, between Bank of America, N.A. and NC Capital Corporation.(21)

(a) Amendment Number One to the Master Repurchase Agreement, dated as of April 12, 2004, between Bank of America, N.A. and NC Capital Corporation.(25)

10.55	Guaranty Agreement, dated as of December 2, 2003, by New Century Financial Corporation and New Century Mortgage Corporation in favor of Bank of America, N.A.(21)

10.56	Second Amended and Restated Master Loan and Security Agreement, dated as of January 30, 2004, among NC Capital Corporation, New Century Mortgage Corporation, Morgan Stanley Bank and Morgan Stanley Mortgage Capital, Inc.(23)

(a) Amendment No. 1 and Joinder, dated May 21, 2004, among New Century Mortgage Corporation, NC Capital Corporation, Morgan Stanley Bank and Morgan Stanley Mortgage Capital, Inc.(27)

Exhibit Number	Description

(b) Amendment No. 2, dated June 9, 2004, among NC Capital Corporation, New Century Mortgage Corporation, NC Residual II Corporation, Morgan Stanley Bank, and Morgan Stanley Mortgage Capital, Inc.(28)

(c) Amendment No. 3 to Second Amended and Restated Master Loan and Security Agreement, dated as of June 18, 2004, among NC Capital Corporation, New Century Mortgage Corporation, NC Residual II Corporation, Morgan Stanley Bank and Morgan Stanley Mortgage Capital Inc.(29)

(d) Amendment No. 4 to the Second Amended and Restated Master Loan and Security Agreement, dated as of June 30, 2004, by and among New Century Mortgage Corporation, NC Capital Corporation, NC Residual II Corporation, Morgan Stanley Bank and Morgan Stanley Mortgage Capital Inc.(41)

(e) Amendment No. 5 to Second Amended and Restated Master Loan and Security Agreement, dated as of August 6, 2004, among NC Capital Corporation, New Century Mortgage Corporation, NC Residual II Corporation, Morgan Stanley Bank and Morgan Stanley Capital Inc.(37)

(f) Amendment No. 6 and Agreement to the Second Amended and Restated Master Loan and Security Agreement, dated as of September 8, 2004, by and among New Century Mortgage Corporation, NC Capital Corporation, NC Residual II Corporation, Morgan Stanley Bank and Morgan Stanley Mortgage Capital Inc.(40)

10.57	Third Amended and Restated Master Repurchase Agreement, dated as of September 10, 2004, by and among New Century Mortgage Corporation, NC Capital Corporation, NC Residual II Corporation and CDC Mortgage Capital Inc.(42)

10.58	Second Amended and Restated Guaranty, dated as of January 30, 2004, by New Century Financial Corporation in favor of Morgan Stanley Bank and Morgan Stanley Mortgage Capital, Inc.(23)

10.59	Master Repurchase Agreement, dated as of June 18, 2004, between New Century Mortgage Corporation and Citigroup Global Markets Realty Corp.(29)

Management Contract or Compensatory Plan or Arrangement (Exhibits 10.56—10.65)

10.60	Form of Indemnity Agreement between New Century Financial and each of its executive officers and directors.(1)

10.61	1995 Stock Option Plan, (incorporated by reference from New Century Financial’s Form S-8 Registration Statement No. 333-105624), as amended.

10.62	Form of Equalization Option granted to Edward Gotschall in December 1996.(1)

10.63	Employee Stock Purchase Plan, as amended.(12)

10.64	Deferred Compensation Plan, Amended and Restated July 1, 2004.(37)

10.65	1999 Incentive Compensation Plan (incorporated by reference from New Century Financial’s Proxy Statement as filed with the Securities and Exchange Commission on April 2, 1999).

10.66	Amended and Restated Employment Agreement, dated as of January 1, 2004, between New Century Financial and Patrick H. Rank.(23)

10.67	Directors Deferred Compensation Plan.(23)

10.68	Form of Executive Officers’ Employment Agreement, dated as of January 1, 2004.(23)

10.69	Form of 2004 Plan (incorporated by reference from Annex D to the proxy statement/prospectus that is part of the Registrant’s Registration Statement on Form S-4, as amended (File No. 333-114709)).

21.1	List of subsidiaries of the Registrant.(30)

Exhibit Number	Description

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm with respect to New Century Financial.

23.2	Consent of KPMG LLP, Independent Registered Public Accounting Firm with respect to the Registrant.

23.3	Consent of Ballard Spahr Andrews & Ingersoll LLP (included in Exhibit 5.1 above).

23.4	Consent of O’Melveny & Myers LLP (included in Exhibits 8.1 and 8.2 above).

23.5	Consent of Morgan Stanley & Co. Incorporated.

23.6	Consent of Stern Stewart & Co.

23.7	Consent of Friedman, Billings, Ramsey & Co, Inc.

23.8	Consent of UBS Securities LLC.

23.9	Consent of Bear Stearns & Co., Inc.

24.1†	Power of Attorney.

99.1	Charter of the Audit Committee (incorporated by reference from Annex E to the proxy statement/prospectus that is part of the Registrant’s Registration Statement on Form S-4, as amended (File No. 333-114709)).

99.2	Fairness Opinion of Morgan Stanley & Co. Incorporated (incorporated by references from Annex F to the proxy statement/prospectus that is part of the Registrant’s Registration Statement on Form S-4, as amended (File No. 333-114709)).

99.3	Form of Proxy Card.(30)

†	Included on the signature page to the Registrant’s Amendment No. 3 to the Registration Statement on Form S-4, filed with the Securities and Exchange Commission on July 27, 2004 and previously included on the signature page to the Registrant’s Amendment No. 2 to Registration Statement on Form S-4 filed with the Securities and Exchange Commission on June 28, 2004.
(1)	Incorporated by reference from New Century Financial’s Form S-1 Registration Statement (No. 333-25483) as filed with the Securities and Exchange Commission on June 23, 1997.
(2)	Incorporated by reference from New Century Financial’s Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission on May 15, 2000.
(3)	Incorporated by reference from New Century Financial’s Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission on November 15, 1999.
(4)	Incorporated by reference from New Century Financial’s Annual Report on Form 10-K for the fiscal year ended December 31, 2000 on file with the Securities and Exchange Commission.
(5)	Incorporated by reference from New Century Financial’s Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission on May 15, 2001.
(6)	Incorporated by reference from New Century Financial’s Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission on July 27, 2001.
(7)	Incorporated by reference from New Century Financial’s Form Report S-2/A as filed with the Securities and Exchange Commission on October 4, 2001.
(8)	Incorporated by reference from New Century Financial’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001 on file with the Securities and Exchange Commission.
(9)	Incorporated by reference from New Century Financial’s Form Report 8-K as filed with the Securities and Exchange Commission on April 8, 2002.
(10)	Incorporated by reference from New Century Financial’s Form Report 8-K as filed with the Securities and Exchange Commission on June 6, 2002.
(11)	Incorporated by reference from New Century Financial’s Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission on August 14, 2002.

(12)	Incorporated by reference from New Century Financial’s Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission on November 14, 2002.
(13)	Incorporated by reference from New Century Financial’s Form Report 8-K as filed with the Securities and Exchange Commission on January 10, 2003.
(14)	Incorporated by reference from New Century Financial’s Quarterly Report on Form 10-Q, as filed with the Securities and Exchange Commission on May 15, 2003.
(15)	Incorporated by reference from New Century Financial’s Form 8-K Report, as filed with the Securities and Exchange Commission on June 18, 2003.
(16)	Incorporated by reference from New Century Financial’s Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission on August 13, 2003.
(17)	Incorporated by reference from New Century Financial’s Form 8-K Report as filed with the Securities and Exchange Commission on September 12, 2003.
(18)	Incorporated by reference from New Century Financial’s Form 8-K Report as filed with the Securities and Exchange Commission on October 10, 2003.
(19)	Incorporated by reference from New Century Financial’s Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission on November 14, 2003.
(20)	Incorporated by reference from New Century Financial’s Form 8-K Report as filed with the Securities and Exchange Commission on December 11, 2003.
(21)	Incorporated by reference from New Century Financial’s Form 8-K Report as filed with the Securities and Exchange Commission on December 22, 2003.
(22)	Incorporated by reference from New Century Financial’s Form 8-K Report, as filed with the Securities and Exchange Commission on January 14, 2004.
(23)	Incorporated by reference from New Century Financial’s Form 10-K for the fiscal year ended December 31, 2003 on file with the Securities and Exchange Commission.
(24)	Incorporated by reference from the Registrant’s Registration Statement on Form S-3, as filed with the Securities and Exchange Commission on April 22, 2004.
(25)	Incorporated by reference from New Century Financial’s Form 10-Q for the quarter ended March 31, 2004, as filed with the Securities and Exchange Commission on May 10, 2004.
(26)	Incorporated by reference from New Century Financial’s Form 8-K, as filed with the Securities and Exchange Commission on May 20, 2004.
(27)	Incorporated by reference from New Century Financial’s Form 8-K, as filed with the Securities and Exchange Commission on June 1, 2004.
(28)	Incorporated by reference from New Century Financial’s Form 8-K, as filed with the Securities and Exchange Commission on June 17, 2004.
(29)	Incorporated by reference from New Century Financial’s Form 8-K, as filed with the Securities and Exchange Commission on June 28, 2004.
(30)	Incorporated by reference from Amendment No. 2 to the Registrant’s Registration Statement on Form S-4, as filed with the Securities and Exchange Commission on June 28, 2004.
(31)	Incorporated by reference from New Century Financial’s Form 8-K, as filed with the Securities and Exchange Commission on July 2, 2004.
(32)	Incorporated by reference from New Century Financial’s Form 8-K, as filed with the Securities and Exchange Commission on July 7, 2004.
(33)	Incorporated by reference from New Century Financial’s Form 8-K, as filed with the Securities and Exchange Commission on July 13, 2004.
(34)	Incorporated by reference from New Century Financial’s Form 8-K, as filed with the Securities and Exchange Commission on July 20, 2004.
(35)	Incorporated by reference from New Century Financial’s Form 8-K, as filed with the Securities and Exchange Commission on August 2, 2004.
(36)	Incorporated by reference from Amendment No. 4 to the Registrant’s Registration Statement on Form S-4, as filed with the Securities and Exchange Commission on August 6, 2004.
(37)	Incorporated by reference from New Century Financial’s 10-Q for the quarter ended June 30, 2004, as filed with the Securities and Exchange Commission on August 9, 2004.

(38)	Incorporated by reference from New Century Financial’s Form 8-K, as filed with the Securities and Exchange Commission on August 17, 2004.
(39)	Incorporated by reference from New Century Financial’s Form 8-K, as filed with the Securities and Exchange Commission on September 1, 2004.
(40)	Incorporated by reference from New Century Financial’s Form 8-K, as filed with the Securities and Exchange Commission on September 10, 2004.
(41)	Incorporated by reference from Amendment No. 2 to New Century Financial’s Registration Statement on Form S-3, as filed with the Securities and Exchange Commission on September 15, 2004.
(42)	Incorporated by reference from New Century Financial’s Form 8-K, as filed with the Securities and Exchange Commission on September 15, 2004.